Semiannual Report
April 30, 1998
Foreign Equity Fund

Dear Investor

International stock markets were strong as a group, and your fund performed well during the six months under review. European bourses led the way, with returns in major markets there leading
S&P 500 stocks for the first time in several years.

Performance Comparison

Periods Ended 4/30/98      6 Months      12 Months
_____________________________________________________________

Foreign Equity Fund           14.86%         17.20%

MSCI EAFE Index               15.59          19.23

Returns were good for both the 6- and 12-month periods ended April 30, due largely to the portfolio's exposure to the powerful European markets. However, results were slightly behind the unmanaged Morgan Stanley Capital International Europe Australasia Far East (EAFE) Index, since the index is more heavily weighted in Europe. Nevertheless, we believe our strategy of broad regional diversification will continue to benefit shareholders over time. We also maintained our preference for quality growth stocks, which underperformed other equity sectors.

Market Performance

Six Months              Local    Local Currency       U.S.
Ended 4/30/98        Currency  vs. U.S. Dollars    Dollars
_________________________________________________________________
______

Australia               17.25%           - 7.50%      8.45%

France                  42.66            - 4.35      36.45

Germany                 36.45            - 4.09      30.87

Hong Kong              - 9.43            - 0.21     - 9.62

Italy                                     54.01     - 4.62  46.90

Japan                                    - 1.11     - 8.98  -
9.99

Mexico                  15.25            - 0.98      14.12

Netherlands             25.96            - 3.95      20.99

Norway                   5.91            - 6.13     - 0.59

Singapore              - 2.54            - 0.66     - 3.18

Sweden                  29.12            - 3.29      24.88

Switzerland             35.37            - 6.90      26.03

United Kingdom          23.74            - 0.29      23.38

Source: FAME Information Services, Inc., using MSCI indices.

An important theme in world markets was the focus on recovering cyclicals and restructuring stories, and against this background a number of our growth favorites were left behind. A typical example would be the financial sector. This is not a natural home for the growth stock investor but, just as in the U.S., the sector has led a number of European markets, driven by a steady stream of merger and acquisition stories. The financial sector is one of the largest in most European markets, and our underweighting, although reduced significantly during the six months, has been uncomfortable. Another factor in stock selection was our use of medium- and smaller-capitalized companies, many of which are junior to the index. We find growth much more attractively valued in such stocks, but again, our choices trailed local indices during a period where most of the action has been in large companies.

International stock markets recovered well following the Southeast Asian crisis of late last year. As mentioned, European markets took the lead, driven by signs of economic recovery on the Continent and continued corporate activity. Even the Pacific markets rallied at the beginning of the calendar year, but in recent months they faded again as the economy in Japan failed to recover and the secondary effects of the Southeast Asian crisis began to emerge. Major Latin American stock markets were strong but others were weak as some of the economic reforms stalled and the emerging market label impaired sentiment.

1999: The Year of the Euro

On the first business day of 1999, several major European countries will officially inaugurate the European Economic and Monetary Union (EMU) and adopt the euro as a single European currency backed by the European Central Bank. The event could be one of the most significant financial developments of the century, creating a vast economic and currency bloc equal to the U.S. in size and power. Since the EMU has far-reaching implications for investors and funds with exposure to European securities, it is important for you to understand what is taking place.
The currencies of the original participating countries will become fixed rate units of the euro, much the same as the nickel, dime, quarter, and half dollar are denominations of the U.S. dollar. The exchange rates versus the euro were set in May and will officially be determined by the end of 1998.

Country              Currency         Euro Rate
___________________________________________________________

Austria             Schilling             13.91

Belgium                 Franc             40.78

Finland                  Mark              6.01

France                  Franc              6.63

Germany                  Mark              1.98

Ireland                  Punt              0.80

Italy                    Lira           1958.00

Luxembourg              Franc             40.78

Netherlands           Guilder              2.23

Portugal               Escudo            202.70

Spain                  Peseta            168.20

Source: The Wall Street Journal, May 4, 1998

Beginning in January 1999, some European holdings will be redenominated in euros, particularly government securities. The face value of other investments might remain in the existing national currencies for a time, but they will be priced, settled, and valued in euros by stock exchanges and other agencies. Thus, some of the European holdings in your funds will be valued in euros.

This will not affect the investment value of your funds in U.S. dollar terms, since the euro will be converted into the dollar in the same way deutschemarks, francs, lire, and other European currencies are currently converted at the prevailing exchange rates.
During the transition period, which lasts from January 1, 1999, until June 30, 2002, other countries that have moved to adopt the economic terms of the Maastricht Treaty of 1993 will be able to participate in the EMU. The primary criteria for joining are:

o    a sustainable budget deficit less than 3% of GDP;

o    public debt less than 60% of GDP;

o    low inflation and interest rates; and

o    no currency devaluations within two years of application.

Some of the original participants are not totally compliant with these terms but are expected to embrace them by 2002. Countries joining later may have to be in strict accord before entering the EMU, or at least be well along the path to achieving them. So far, the transition seems to be progressing smoothly, but there has been resistance to some of the more stringent terms. French Socialists, in particular, would prefer to maintain heavy government subsidies for social programs. Therefore, the jury is still out on whether complete economic and monetary convergence will be attained as planned.

Assuming all goes well, the national currencies of participating countries will cease to exist and all accounting will be in euros following the transition period. However, regardless of whether or not full convergence is realized on the date specified, we do not expect pricing in euros to have any special impact on the value of your investment. Of course, problems could develop that might be unfavorable for the fund, but we do not anticipate them at this time.

This supplements the prospectus dated March 1, 1998.

INVESTMENT REVIEW

Europe

Stock markets in Europe performed strongly during the past six months. The goal of monetary union took a step closer to reality with 11 of the member states achieving Maastricht economic convergence criteria, thereby agreeing to link their currencies as a precursor to the introduction of the euro in 1999. Only Greece failed the Maastricht test, and the remaining three states-U.K., Sweden, and Denmark-have opted out of European Monetary Union (EMU) for the time being. Perhaps more important than the symbolism, preparation for monetary union has required key European economies to adopt far stronger fiscal measures than would otherwise have been the case. Equally important, these economies are at about the same point in their economic cycles, which means that a common monetary policy stands a better chance of success. Aside from the rising optimism about EMU, the combination of moderate inflation, steadily improving economic activity, and the realization that Europe is relatively immune to the Asian crisis all contributed to the strengths of European bourses.

Turning to individual countries, the U.K. economy continues to be ahead of the cycle in Continental Europe. In fact, it has remarkable similarities to the U.S. in the sense that steady growth has not yet triggered inflation despite some signs of overheating in the economy. This is partly due to the strength of sterling, which in turn has suppressed the export sector, but consumer expenditure has been remarkably buoyant. This has left the Bank of England, which is now independently responsible for monetary policy, with something of a dilemma. If it raises interest rates to moderate the domestic economy, sterling will rise further, putting the export sector under even more pressure. Conversely, any decline in interest rates will help manufacturers but run the risk of further stimulating the buoyant consumer sector. Faced with this dilemma, the Bank's policy committee remains split, but it is probably right to do nothing until the outlook clears a little more.

The stock market performed well with attention focused on the service sector, whereas the export companies were held back by the strength of sterling. The financial sector led the way and our position in National Westminster Bank, currently the portfolio's largest holding, recovered lost ground against its peers. Although not part of the merger and acquisition activity, a heavy cost-cutting program at this bank caught the investor's eye. Two other large U.K. holdings, Glaxo Wellcome and SmithKline Beecham, made headlines when they announced a merger that would have created the largest pharmaceutical company outside the U.S. Unfortunately, the merger aborted over the inability of management to agree on key executive positions in the new combine, and it was frustrating to see stock prices slide away.

In Germany the economy continued to recover steadily led by the export sector. Unemployment has started to edge down but is still high compared with historical levels, and this has undermined consumer confidence. Interest rates remained stable despite the weakness of the deutschemark. Politics have attracted increased attention in Germany with the Social Democratic Party electing Mr. Gerhard Schroeder as its candidate for Chancellor, whereas Chancellor Kohl's Christian Democrats performed very poorly in recent provincial elections. There are general elections in September and it looks as though Mr. Kohl's long tenure as Chancellor might end. Buoyed by signs of recovery and stable interest rates, the German market did well. Although the portfolio is underweighted in Germany, a number of our larger holdings such as business software supplier SAP aided results.

In the Netherlands, our overweighting has not worked well. Publishing companies Wolters Kluwer and Elsevier, two important holdings, have underperformed since they abandoned their merger earlier this year. Both companies pursued a successful strategy of acquiring smaller publishers; together they would have been a formidable force, but separately they are likely to compete with each other as smaller publishers are bought out by their larger rivals. At least ING Groep, the financial holding company, participated in Europe's booming financial sector, and the musical publisher Polygram powered ahead as parent Philips Electronics announced it was considering a spinoff.

France is showing signs of recovery from its awkward mix of high unemployment, low growth, but a steady trade surplus. Some moderate reflation looks like the obvious answer but labor rigidities remain a formidable obstacle. With France one of the largest of the new EMU countries, monetary policy will now lie in the hands of the new European Central Bank, and this will ensure that an external discipline pushes domestic reform. Despite this dull economic background, the stock market was one of the leaders in Europe and our overweighting here was helpful. Strong performance was seen in financial conglomerate AXA, retailer Pinault Printemps, and caterer Sodexho Alliance, which has recently announced a tie-in with Marriott to gain access to the U.S. market and improve economies of scale.

In Switzerland, the trend was similar to other markets with pharmaceuticals such as Novartis and Roche Holdings lagging the market, but we did have a large position in Credit Suisse Group. Employment services company Adecco is a good example of a European niche service company doing well and our holding here contributed strongly.

Far East

In contrast to the brighter picture in Europe, the economies of the Pacific Basin continue to be in poor shape. In Japan a range of problems plagued the economy-some external, some self-induced. A large proportion of Japanese exports go to the Pacific region and the collapse in demand here has been unhelpful. However, the most important factor is probably poor consumer sentiment with rising unemployment becoming a real source of concern, and corporate bankruptcies at unprecedented levels simply add to the gloom. Foreign governments, particularly the U.S., have tried to persuade Japan to ease fiscal policy, but Prime Minister Hashimoto, who was the author of the ill-fated rising consumption tax last year, has found it politically difficult to reverse his position.

Geographic Diversification

Europe                    68%
Japan                                       15%
Latin America              6%
Far East                   6%
Other and Reserves         5%

Based on net assets as of 4/30/98.

To see the real extent of Japan's problems, one need look no further than the banking sector itself. Following the bubble years of the late 1980s, Japan's banks became overextended and are now saddled with substantial bad loans particularly in the real estate sector. For a long time the Japanese authorities seemed to deny the problems facing Japanese banks, whereas resolute action earlier might have avoided the trauma now engulfing the financial sector. Last November there was a series of unprecedented bankruptcies of which Hokkaido Takushoku (Japan's tenth-largest bank) and Yamaichi Securities (one of Japan's "big four" brokers) were the most prominent. Japanese bond yields recently reached an all-time low of 1.3% but, although the economy is awash with money, there is a worsening credit crunch as Japanese banks rein in their lending. As bank lending declined, the scarcity of long-term capital resulted in lower capital equipment orders, and corporate expenditure programs have been put on hold.

The stock market started the year well with investors optimistic that the worst of the banking crisis was over and that the economy should now improve. More recently, however, prices slipped as the news on the economy remained unremittingly poor. Our strategy has been to underweight the market in general and bias our selections toward the international blue chips, such as Sony, NEC, and Canon, which remain well managed and internationally competitive and offer reasonable valuations compared with the Japanese market.

Turning to Southeast Asia, stock markets seem to have shrugged off the crisis and performed better in February and March. However, we know from the Mexican experience that the secondary effects of a massive currency devaluation may be slow to emerge but are very traumatic when they eventually arrive. IMF-led reforms are slow to have an effect whereas rapidly rising inflation-which we are now seeing in the worst-hit Asian economies-is socially and financially disruptive. Capturing the headlines at the moment is the social unrest in Indonesia but countries such as South Korea, Malaysia, and Thailand are also struggling to bring their economies under control.

Asia's financial crisis was certainly damaging, but not all the economies were affected equally by a mix of currency devaluation and financial collapse. There has been a slowdown in China, but the Chinese renminbi and the Hong Kong dollar have been stable as the authorities managed to avoid a competitive devaluation with the rest of the region. Singapore saw its dollar drift a little against the U.S. dollar but continued to show the economic and political stability that makes it such an important regional financial center. Our investment strategy for the region has been to avoid almost completely the worst-hit economies, but we still have small positions in Hong Kong, Singapore, and Australia that we believe have good long-term potential.

Latin America

The stock markets of Latin America have been in a more somber mood this year. To some degree, they still carry the emerging market label and are therefore affected when such markets generally perform poorly. However, fiscal reform in Brazil seemed to slow down earlier in the year although recent signs have been more encouraging. Indeed, the abolition of lifetime employment for civil servants was a significant achievement. The other key issue in Brazil was the large privatization program where Telebras (Telecomunicacoes Brasileiras), the national telecommunications company and a core holding for us, is playing a central role. We believe this program will provide more evidence that telecommunications is a growth business in Brazil and will confirm that Telebras looks inexpensive compared with similar companies throughout the world.

Industry Diversification
                                     Percent of
                                     Net Assets
                                        4/30/98
___________________________________________________________

Services                                   26.7%

Finance                                    20.8

Consumer Goods                             19.5

Capital Equipment                          11.0

Energy                                     10.8

Materials                                   4.0

Multi-industry                              2.7

Miscellaneous                               0.1

Reserves                                    4.4

Net Assets                                100.0%


In Mexico, the market was unexciting, but the economy itself made progress and inflation is in slow but steady decline. The immediate problem was a deterioration in the trade balance, partly caused by a weak oil price, but a lower peso should help matters here.

INVESTMENT POLICY AND OUTLOOK

Our investment strategy has been based on a geographical allocation of about two-thirds of assets in Europe, just over one-fifth in the Pacific, and the balance in Latin America with a small cash reserve. Compared with EAFE, Europe is slightly underweighted, the Pacific rather more underweighted, and the Latin American markets are not part of the index. While some competitors have extremely high European exposure, we believe our own strategy makes more sense given recent frothiness in Europe and the depressed conditions of the Pacific markets, Japan in particular.

We are also maintaining our bias toward quality growth stocks even though a number of them trailed the index during this strong bull run in Europe. We believe that the virtues of steady growth will be more apparent particularly if the prospects for worldwide economic growth moderate from here. We still have great confidence in the long-term future of Latin America and believe that other emerging markets, such as those in Eastern Europe, should be increasingly represented in the portfolio.

Looking back, there was a remarkable divergence in performance between the stock markets of the U.S. and Europe on one hand and those of the Pacific and Latin America on the other. This divergence looks unsustainable over the longer term, and Europe, in particular, looks due for some form of correction. Therefore, we believe our more broadly diversified regional diversification and accent on growth stocks will continue to reward investors over time.

Respectfully submitted,

Martin G. Wade

President

May 22, 1998

Twenty-Five Largest Holdings

                                                Percent of
                                                Net Assets
Company                        Country             4/30/98
_________________________________________________________________
______

National Westminster BankUnited Kingdom                2.6%

Royal Dutch Petroleum      Netherlands                 2.1

Novartis                   Switzerland                 1.9

SmithKline Beecham      United Kingdom                 1.8
ING Groep                  Netherlands                 1.7

Nestle                     Switzerland                 1.6

Wolters Kluwer             Netherlands                 1.6

Diageo                  United Kingdom                 1.5

Glaxo Wellcome          United Kingdom                 1.4

Telecomunicacoes Brasileiras    Brazil                 1.3

Roche Holdings             Switzerland                 1.3

Shell Transport & TradingUnited Kingdom                1.3

Kingfisher              United Kingdom                 1.2

Eaux Cie Generale               France                 1.2

Reed International      United Kingdom                 1.1

Orkla                                    Norway             1.1

Telecom Italia                   Italy                 1.0

Pinault Printemps               France                 1.0

Canon                                     Japan             1.0

Kredietbank                    Belgium                 0.9

Total                                    France             0.9

Unilever                   Netherlands                 0.9

Telecom Italia Mobile            Italy                 0.9

Astra                                    Sweden             0.9

NEC                              Japan                 0.8
_________________________________________________________________
______

Total                                                       33.0
%
_________________________________________________________________
______


Security Classification

                         Percent                    Market
                          of Net          Cost       Value
4/30/98                   Assets         (000)       (000)
_________________________________________________________________
______

Common Stock, Rights,
   and Warrants             92.2%   $2,618,082  $3,365,501

Preferred Stocks             3.4        87,290     122,110

Short-Term
   Investments               4.5       165,955     165,955

Total Investments          100.1     2,871,327   3,653,566

Other Assets Less
   Liabilities             - 0.1       - 3,749     - 3,942

Net Assets                100.0%    $2,867,578  $3,649,624

Summary of Investments and Cash
April 30, 1998
                                    Percent of
              Equities       Cash        Total  MSCI EAFE*
_________________________________________________________________
______
Europe

Austria              -          -            -         0.4%

Belgium            1.5          -          1.5         1.5

Czech Republic     0.0          -          0.0           -

Denmark            0.3          -          0.3         1.0

Finland            0.4          -          0.4         1.0

France             9.3          -          9.3         8.8

Germany            6.1          -          6.1        10.3

Ireland              -          -            -         0.5

Italy                         5.0            -         5.0  4.7

Netherlands       10.3          -         10.3         5.8

Norway             1.9          -          1.9         0.6

Portugal           0.4          -          0.4         0.7

Russia             0.1          -          0.1           -

Spain              2.7          -          2.7         3.4

Sweden             3.5          -          3.5         3.2

Switzerland        7.4          -          7.4         7.8

United Kingdom    18.6          -         18.6        21.7

Total Europe      67.5%         -%        67.5%       71.5%
_________________________________________________________________
_______

Pacific Basin

Australia          2.1          -          2.1         2.5

China                         0.2            -         0.2  -

Hong Kong          2.1          -          2.1         2.1

India                         0.3            -         0.3  -

Japan                        15.5            -        15.5  22.0

Malaysia           0.1          -          0.1         0.8

New Zealand        0.3          -          0.3         0.2

Singapore          0.5          -          0.5         0.8

South Korea        0.1          -          0.1           -

Thailand           0.2          -          0.2           -

Total Pacific
  Basin           21.4%         -%        21.4%       28.5%
_________________________________________________________________
_______

Americas

Argentina          0.9          -          0.9           -

Brazil             3.2          -          3.2           -

Canada             0.2          -          0.2           -

Chile              0.3          -          0.3           -

Mexico             1.9          -          1.9           -

Panama             0.0          -          0.0           -

Peru               0.1          -          0.1           -

United States        -        4.5          4.5           -

Venezuela          0.1          -          0.1           -

_________________________________________________________________
_______

Total Americas     6.7%       4.5%        11.2%          -

_________________________________________________________________
_______

Other Assets Less
  Liabilities        -      - 0.1        - 0.1%          -%

_________________________________________________________________
_______

TOTAL             95.6%       4.4%       100.0%      100.0%
_________________________________________________________________
_______

* Totals may not appear to foot due to rounding.

Foreign Equity Fund

4/30/98

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Foreign Equity Fund
As of 4/30/98


                                              Lipper
         Foreign Equity                    International
              Fund           MSCI EAFE     Funds Average


9/7/89      $10,000          $ 10,000         $10,000
4/90         10,069             8,714          10,116
4/91         10,688             9,124          10,438
4/92         11,338             8,378          10,949
4/93         12,334            10,226          11,894
4/94         15,350            11,959          14,694
4/95         15,623            12,662          14,716
4/96         18,399            14,149          17,164
4/97         19,730            14,065          18,505
4/98         23,124            16,770          22,586

!Data from 8/31/89


Total Return Performance



Periods Ended

                                     Calendar
                                     Year-to-                                 Since
10/31/97        1 Month   3 Months       Date    1 Year  3 Years* 5 Years*  9/7/89*
___________________________________________________________________________________________________

Foreign Equity
Fund 0.89%        10.73%     14.49%     17.20%    13.96%    13.39%   10.18%

S&P 500 Index      1.01      13.84      15.10     41.07     31.97    23.25    17.52

MSCI EAFE Index    0.81      10.63      15.72     19.23      9.82    10.40     6.15**

Lipper International
  Funds Average    1.37      13.58      16.26     20.89     13.36    12.41     9.55

FT-A Euro Pacific
     Index         0.36       9.78      15.03     16.87      8.41     9.29     5.49**

*    Average annual compound total return. This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.
**   From 8/31/89.

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


Financial Highlights
Foreign Equity Fund
(Unaudited)



Financial Highlights
Foreign Equity Fund

                                     For a share outstanding throughout each period

               6 Months     Year                               Ten Months>     Year
                  Ended    Ended                                     Ended    Ended
                4/30/98 10/31/97  10/31/96  10/31/95   10/31/94   10/31/93 12/31/92
NET ASSET VALUE

Beginning of
   period      $  16.51  $ 15.62   $ 13.99   $ 14.59   $  13.32   $  10.05  $   10.73

Investment activities

   Net investment
   income          0.13     0.21      0.21      0.18       0.09       0.13       0.17

   Net realized
   and unrealized
   gain (loss)     2.22     1.07      1.78     (0.14)      1.48       3.14      (0.57)

   Total from
   investment
   activities      2.35     1.28      1.99      0.04       1.57       3.27      (0.40)

Distributions

   Net investment
   income         (0.21)   (0.22)    (0.18)    (0.12)     (0.09)         -      (0.18)

   Net realized
   gain           (0.48)   (0.17)    (0.18)    (0.52)     (0.21)         -      (0.10)

   Total distri-
   butions        (0.69)   (0.39)    (0.36)    (0.64)     (0.30)         -      (0.28)

NET ASSET VALUE

End of period  $  18.17  $ 16.51   $ 15.62   $ 13.99   $  14.59   $  13.32  $   10.05
      _______________________________________________________________________________

Ratios/Supplemental Data

Total return     14.86%    8.30%    14.48%     0.64%     11.96%     32.54%      (3.74)%

Ratio of expenses
to average net
assets            0.74%!   0.75%     0.76%     0.80%      0.82%      0.86%!     0.99%

Ratio of net
investment
income to average
net assets     1.47%!    1.40%     1.67%     1.69%     1.26%      1.65%!    1.49%

Portfolio turnover
rate              10.6%    15.9%     13.8%     18.8%      22.0%      27.4%!     35.1%

Average commission
rate paid       $0.0055  $0.0017   $0.0017   $     -   $      -   $      -  $       -

Net assets, end
of period
(in thousands) $3,649,624$3,159,855$2,322,469$1,559,619$1,058,478 $489,389  $ 238,979

!  Annualized.
+  The fund's fiscal year-end was changed to 10/31.

The accompanying notes are an integral part of these financial statements.

Statement of Net Assets
Foreign Equity Fund
April 30, 1998 (Unaudited)

                                      Shares/Par       Value
                                                In thousands

ARGENTINA  0.9%

Common Stocks  0.9%

Banco de Galicia Buenos Aires
(Class B) ADR (USD)                      110,440   $   2,706

Banco Frances del Rio de la
Plata ADR (USD)                          109,808       3,191

Perez Companc (Class B)                  783,762       4,711

Telefonica de Argentina
(Class B) ADR (USD)                      189,624       7,312

YPF Sociedad Anonima
(Class D) ADR (USD)                      434,689      15,160

Total Argentina (Cost $25,547)                        33,080

AUSTRALIA  2.1%

Common Stocks  2.0%

Australian Gas Light Company             872,335       6,493

Brambles Industries                      174,000       3,587

Broken Hill Proprietary                  727,470       7,117

Colonial Limited *                       187,299         660

Commonwealth Bank of
Australia                                600,276       7,208

Fosters Brewing Group                    826,000       1,799

Goodman Fielder                        1,399,000       2,172

John Fairfax Holdings                  1,777,000       3,245

Lend Lease                               225,857       5,186

National Australia Bank                  258,844       3,681

News Corporation                       1,041,618       6,984

Publishing & Broadcasting                799,124       3,821

Tabcorp Holdings                         770,000       4,194
Telstra, Installment Receipts,
11/17/98                               1,889,458       4,437

Westpac Bank                           1,003,000       6,738

Woodside Petroleum                       718,000       4,697

                                                      72,019

Preferred Stocks  0.1%

News Corporation                         510,283       2,875

News Corporation ADR (USD)                11,750         274

Sydney Harbour Casino
Holdings                                2,787,600  1,982

                                                       5,131

Total Australia (Cost $67,505)                        77,150

BELGIUM  1.5%

Common Stocks  1.5%

Dexia                                     24,759   $   3,393

Generale de Banque                        23,658      13,668

Generale de Banque, VVPR Strip *           1,524           0

Kredietbank                               58,111      32,787

UCB                                        1,039       4,968

Total Belgium (Cost $29,091)                          54,816

BRAZIL  3.2%

Common Stocks  0.4%

Eletrobras                           115,827,680       4,760

Eletrobras ADR (USD)                      20,340         422

Pao de Acucar GDS (USD)                  111,340       2,964

Telecomunicacoes de                                          Sao
Paulo *                                 967,420    253

Unibanco GDR (USD)                       119,458       4,748

White Martins                            400,674         582

                                                      13,729

Preferred Stocks  2.8%

Banco Bradesco                       465,618,322       4,275

Banco Itau                             4,882,000       3,287

Brahma                                 5,531,989       3,604

Brasmotor                              5,547,410         769

Cia Cimento Portland Itau              4,882,700       1,110

Cia Energetica Minas Gerais             85,153,577     4,132
Cia Energetica Minas Gerais
ADR (144a) (USD)                          16,530         793

Cia Energetica Minas Gerais
ADR, Cv. (USD)                            23,337       1,120

Cia Energetica Minas Gerais
ADR, Sponsored,
Nonvoting (USD)                          103,555       4,971

Cia Tecidos Norte de Minas             3,724,770         912

Encorpar *                             3,724,770          10

Pao de Acucar GDS (USD)                    6,600         176

Petrol Brasileiros                    33,819,021       8,576
Telecomunicacoes Brasileiras
ADR (USD)                                400,442      48,779

Telecomunicacoes de Minas
Gerais (Class B)                      10,835,753       1,672

Telecomunicacoes de                                          Sao
Paulo                                   31,817,420    10,822

Telecomunicacoes do
Rio de Janeiro                        11,275,077       1,774

Usiminas                                391,918$   2,570

Usiminas ADR (USD)                       361,810       2,533

Usiminas ADR (144a) (USD)                 12,540          88
   101,973

Total Brazil (Cost $81,176)                        115,702

CANADA  0.2%

Common Stocks  0.2%

Alcan Aluminum                           172,380       5,593

Royal Bank of Canada                      61,480       3,672

Total Canada (Cost $5,919)                             9,265

CHILE  0.3%

Common Stocks  0.3%

Chilectra ADR (144a) (USD)                82,522       2,300

Compania Cervecerias Unidas
ADS (USD)                                 43,830       1,211

Empresa Nacional de
Electricidad Chile ADR (USD)             140,341       2,447

Enersis ADS (USD)                         65,396       1,925

Genesis Chile Fund (USD)                  66,410       2,391

Santa Isabel ADR (USD) *                  16,681         275

Total Chile (Cost $9,807)                             10,549

CHINA  0.2%

Common Stocks  0.2%

Huaneng Power International
(Class N) ADR (USD) *                    413,700       9,101

Total China (Cost $8,311)                              9,101

CZECH REPUBLIC  0.0%

Common Stocks  0.0%

SPT Telecom *                              8,781       1,277

Total Czech Republic (Cost $834)                       1,277

DENMARK  0.3%

Common Stocks  0.3%

Den Danske Bank                           49,280       5,977

Tele Danmark (Class B)                    13,050       1,097

Unidanmark (Class A)                      40,121       3,371

Total Denmark (Cost $5,760)                           10,445

FINLAND  0.4%

Common Stocks  0.4%

Nokia (Class A)                          206,140   $  13,814

Total Finland (Cost $3,971)                           13,814

FRANCE  9.3%

Common Stocks  9.3%

AXA                                      165,361      19,422

Accor                                     22,200       6,053

Alcatel Alsthom                           98,611      18,292

Canal Plus                                29,270       5,089

Carrefour                                 16,865       9,666

Cie de St. Gobain                         86,166      14,363

Credit Commercial de France               65,873       5,260

Danone                                  51,350     12,131

Dexia France, Bearer                      19,298       2,337

Dexia France, Registered 1999 +           20,520       2,485

Dexia France, Registered 2000 +           16,696       2,022

Eaux Cie Generale                        239,542      44,553

Elf Aquitaine                             99,530      13,064

GTM Entrepose                             25,080       1,978

LVMH                                      13,837       2,850

L'Oreal                                 12,405     5,923

Lafarge                                 49,700     4,696

Lafarge, New *                             4,141         380


Lapeyre                                 58,000     4,410

Legrand                                 25,609     6,774

Pathe                                     16,728       3,640

Pinault Printemps                         48,923      36,446

Primagaz                                   6,680         577

Sanofi                                  152,790    18,530

Schneider                                258,216      19,331

Societe Generale                          59,472      12,387

Sodexho Alliance                         112,492      20,604

Television Francaise                      88,346      12,419

Total (Class B)                          273,441      32,525

Total France (Cost $222,915)                         338,207

GERMANY  6.1%

Common Stocks and Warrants  5.7%

Allianz                                 55,440     17,053

Bayer                                    295,414      13,136

Bayerische Hypotheken und
Wechsel Bank                             233,578      13,328

Bayerische Vereinsbank                   174,561   $  13,278

Bilfinger & Berger                        80,960       2,729

Buderus                                 5,392      2,533

Commerzbank                              102,930       3,969

Deutsche Bank                            263,654      20,290

Deutsche Telekom                         484,595      12,260

Dresdner Bank                            234,327      12,679

Dresdner Bank, Warrants,
4/30/02 *                                193,719       4,858

Gehe                                     311,824      16,160

Hoechst                                 94,660     3,818

Hornbach Baumarkt                         14,770         675

Mannesmann                                12,767      10,131

Rhoen Klinikum                            52,994       5,537

SAP                                       45,760      21,675

Siemens                                 107,641    6,298

Veba                                     347,056      22,937

Volkswagen                                 6,455       5,140

                                                     208,484

Preferred Stocks  0.4%

Fielmann                                  27,225         762

Fresenius                                 16,900       4,054

Hornbach Holdings                         42,180       4,090

SAP                                       12,124       6,047

                                                      14,953

Total Germany (Cost $165,325)                        223,437

HONG KONG  2.1%

Common Stocks and Warrants  2.1%

CLP Holdings                           1,354,000       6,503

Cheung Kong Holdings                     663,000       4,408

Dao Heng Bank Group                    1,915,000       5,661

HSBC Holdings                            129,844       3,705

Hang Seng Bank                           576,000       4,852

Henderson Land
Development                            1,361,000       6,079

Hong Kong and China Gas                 2,915,000      3,970

Hong Kong and China Gas,
Warrants, 9/30/99 *                      132,500          10

Hong Kong Land Holdings
(USD)                                  2,034,719       2,869

Hutchison Whampoa                      2,665,000      16,480

New World Development                  2,370,448       6,748

Sun Hung Kai Properties                1,074,000       6,378

Swire Pacific (Class A)                1,659,000       8,289

Total Hong Kong (Cost $94,921)                        75,952

INDIA  0.3%

Common Stocks  0.3%

Mahanagar Telephone GDR
(USD) *                                 309,000$   4,983

State Bank of India GDR
(USD)                                    302,700       5,751

Total India (Cost $7,978)                             10,734

ITALY  5.0%

Common Stocks  5.0%

Assicurazioni Generali                   482,560      14,520

Banca Commerciale Italiana               670,000       3,389

Banca di Roma *                        6,210,000      11,446

Credito Italiano                       4,812,429      25,294

ENI                                    3,327,232      22,343

Gucci Group (USD)                         97,641       4,546

IMI                                     530,757    8,689

Industrie Natuzzi ADR (USD)              132,084       3,393

Istituto Nazionale delle
Assicurazioni                          1,489,000       4,451

Italgas                                 730,325    3,381

Mediolanum                               330,119       9,896

Rinascente                               316,500       3,172


Telecom Italia *                       4,962,930      37,124

Telecom Italia Mobile                  5,537,866      31,576

Total Italy (Cost $107,837)                          183,220

JAPAN  15.5%

Common Stocks  15.5%

Advantest                                 57,090       3,839

Alps Electric                            468,000       4,880

Amada                                    776,000       3,137

Canon                                  1,523,000      36,021

Citizen Watch                            448,000       3,013

DDI                                     1,574      3,984

Daifuku                                 126,000    498

Daiichi Pharmaceutical                   660,000       9,471

DaiNippon Screen

Manufacturing                            692,000       3,216

Daiwa House                              794,000       6,420

Denso                                  1,337,000      22,984

East Japan Railway                         2,227      11,106

Fanuc                                    171,300       6,317

Hitachi                                 1,563,000  11,208

Hitachi Zosen                          1,097,000       1,674

Honda Motor                               99,000   $   3,591

Inax                                     331,000       1,226

Ito-Yokado                               365,000      18,893

Kao                                     676,000    9,935

Kokuyo                                   387,000       6,638

Komatsu                                 823,000    3,731

Komori                                   335,000       5,696

Kuraray                                 916,000    7,738

Kyocera                                 335,000    17,568

Makita                                   584,000       6,354

Marui                                    960,000      15,161

Matsushita Electric Industrial         1,421,000      22,763

Mitsubishi                               950,000       7,178

Mitsubishi Heavy Industries            4,176,000      15,462

Mitsui Fudosan                         2,063,000      18,831

Murata Manufacturing                     420,000      12,314

NEC                                     2,657,000  29,915

National House Industrial                170,000       1,381

Nippon Telephone & Telecom                 1,130       9,905

Nomura Securities                      1,417,000      17,292

Pioneer Electronic                       477,000       7,821

Sangetsu                                111,000    1,417

Sankyo                                   969,000      24,016

Sega Enterprises                         133,050       2,212

Sekisui Chemical                       1,236,000       6,790

Sekisui House                            778,000       6,079

Seven Eleven Japan                       111,000       7,423

Sharp                                    531,000       4,173

Shin-Etsu Chemical                       787,000      15,343

Shiseido                                520,000    6,857

Sony                                     349,800      29,102

Sumitomo                                1,585,000  9,102

Sumitomo Electric Industries           2,060,000      24,547


Sumitomo Forestry                        435,000       2,547

TDK                                     328,000    25,925

Teijin                                   669,000       1,911

Tokio Marine & Fire Insurance            419,000       4,559

Tokyo Electronics                        181,000       7,112

Tokyo Steel Manufacturing                383,200       1,688

Toppan Printing                          775,000       9,212

Uny                                     409,000    6,583

Yurtec                                   126,000         671

Total Japan (Cost $679,046)                          564,430

MALAYSIA  0.1%

Common Stocks  0.1%

Berjaya Sports Toto                      862,000   $   2,045

Tanjong                                 669,000    1,525

Total Malaysia (Cost $5,313)                           3,570

MEXICO  1.9%

Common Stocks  1.9%

Cemex (Class B) *                        612,840       3,679

Cemex ADS (USD) *                        482,160       4,761

Cemex ADS (144a) (USD) *                 410,812       4,057

Cifra (Class V) ADR (USD)                 44,164         773

Fomentos Economico Mexicano
(Class B) *                              673,862       4,990

Gruma (Class B) *                        621,077       1,427

Gruma (Class B) ADS (144a)
(USD) *                                 150,784    1,404

Grupo Financiero Banamex
(Class B) *                              966,552       3,015

Grupo Financiero Banamex
(Class L) *                               31,801          81

Grupo Financiero Bancomer
(Class L)                                  8,266           4

Grupo Industrial Maseca
(Class B)                              1,664,467       1,201

Grupo Modelo (Class C)                   445,864       4,217

Grupo Televisa ADR (USD) *               100,322       4,113
Kimberly-Clark Mexico
(Class A)                              1,182,310       5,807

Panamerican Beverages
(Class A) (USD)                          226,428       9,029

TV Azteca ADR (USD)                      194,300       3,619

Telefonos de Mexico (Class L)
ADR (USD)                                309,614      17,532

Total Mexico (Cost $61,402)                           69,709

NETHERLANDS  10.3%

Common Stocks and Warrants 10.3%

ABN Amro Holdings                        724,388      17,643

ASM Lithography *                         38,000       3,450

Ahold                                    306,927       9,572

Akzo Nobel                                21,098       4,293

Baan Company *                           102,310       4,482

Baan Company (USD) *                     139,340       6,183

CSM                                     278,499    15,069

Elsevier                                1,909,982$ 28,837

Fortis Amev                              343,827      20,118

ING Groep                                904,265      58,774

ING Groep, Warrants, 3/15/01 *           149,267       2,704

Koninklijke PTT Nederland                 96,125       4,968

Numico                                   192,920       6,446

Otra                                      45,880         840

Philips Electronics                       98,790       8,705

Polygram                                400,639    16,540

Royal Dutch Petroleum                  1,370,048      75,620

Unilever                                446,314    31,771

Wolters Kluwer *                         447,241      58,471

                                                     374,486

Preferred Stocks  0.0%

ING Groep                                 10,797          53

                                                          53

Total Netherlands (Cost $265,288)                    374,539

NEW ZEALAND  0.3%

Common Stocks  0.3%

Fletcher Challenge Building              811,083       1,640

Fletcher Challenge Energy                711,005       2,425

Telecom Corporation of
New Zealand                              976,372       4,637

Telecom Corporation of
New Zealand, Installment
Receipts, 3/31/99 *                      333,000         894

Total New Zealand (Cost $10,481)                       9,596

NORWAY  1.9%

Common Stocks  1.9%

Bergesen (Class A)                        46,430       1,009

Norsk Hydro                              514,282      25,657

Orkla (Class A)                          334,850      39,698

Saga Petroleum (Class B)                  85,950       1,533

Total Norway (Cost $43,315)                           67,897

PANAMA  0.0%

Common Stocks  0.0%

Banco Latinoamericano de
Exportaciones (Class E) (USD)             25,252         903

Total Panama (Cost $1,243)                               903

PERU  0.1%

Common Stocks  0.1%

Credicorp (USD)                           73,568   $   1,232

Telefonica del Peru (Class B)            316,910         698

Telefonica del Peru (Class B)
ADR (USD)                                 83,788       1,854

Total Peru (Cost $3,725)                               3,784

PORTUGAL  0.4%

Common Stocks  0.4%

Jeronimo Martins                         353,261      16,516

Total Portugal (Cost $4,666)                          16,516

RUSSIA  0.1%

Common Stocks  0.1%

Lukoil ADR (USD)                          22,490       1,535

Rao Gazprom ADS (USD) *                  142,100       2,622

Total Russia (Cost $4,078)                             4,157

SINGAPORE  0.5%

Common Stocks  0.5%

Overseas Union Bank                      756,400       2,868

Singapore Press                          720,710       7,970

Singapore Telecommunications           1,663,000       2,858

United Overseas Bank                     695,352       3,296

Total Singapore (Cost $23,794)                        16,992

SOUTH KOREA  0.1%

Common Stocks and Rights 0.1%

Samsung Electronic                        53,817       2,980
Samsung Electronic, Rights,
6/2/98 *                                4,281      82

Total South Korea (Cost $6,201)                        3,062

SPAIN  2.7%

Common Stocks and Rights 2.7%

Argentaria Banca de Espana                84,210       7,022

Banco Bilbao Vizcaya                     133,650       6,880

Banco Popular Espanol                     97,844       8,031

Banco Santander                          418,211      22,105

Empresa Nacional de
Electricidad                             524,068      12,732

Gas Natural                              103,616       6,640

Iberdrola                                596,256   $   9,592

Repsol                                   135,510       7,429

Telefonica de Espana                     441,677      18,444

Telefonica de Espana, Rights,
5/7/98 *                                441,677    348

Total Spain (Cost $52,455)                            99,223

SWEDEN  3.5%

Common Stocks  3.5%

ABB (Class A)                            617,890      10,016

Astra (Class B)                        1,586,605      31,560

Atlas Copco (Class B)                    368,282      10,846

Electrolux (Class B)                     195,727      18,203

Esselte (Class B)                         91,130       2,084

Granges                                 81,378     1,482

Hennes and Mauritz                       426,945      22,224


Nordbanken Holding                     2,835,248      20,874

Sandvik (Class A)                         70,120       2,024

Sandvik (Class B)                        308,980       8,900

Scribona (Class B)                        49,060         627

Total Sweden (Cost $76,262)                          128,840

SWITZERLAND  7.4%

Common Stocks  7.4%

ABB                                       10,930      17,919

Adecco                                  45,643     19,924

Credit Suisse Group                       90,725      19,953

Nestle                                  30,563     59,273

Novartis                                41,243     68,166

Roche Holdings *                           4,714      47,768

Schweizerischer Bankverein                51,544      17,897

Union Bank of Switzerland                 11,670      18,790

Total Switzerland (Cost $177,939)                    269,690

THAILAND  0.2%

Common Stocks  0.2%

Thai Farmers Bank *                    2,548,000       5,834

Total Thailand (Cost $5,975)                           5,834

UNITED KINGDOM  18.6%

Common Stocks  18.6%

Abbey National                         1,188,440      22,324

Asda Group                             3,790,530      12,697

BG                                      1,087,352$ 5,820

British Petroleum                      1,008,802      15,946

Cable & Wireless                       2,329,200      26,688

Cadbury Schweppes                      1,617,578      23,634

Caradon                                 2,708,215  8,834

Centrica *                               901,200       1,564

Compass Group                            771,000      13,316

David S. Smith                         1,456,500       5,482

Diageo                                 4,464,808      53,436

Electrocomponents                        847,000       8,260

GKN                                     189,000    5,463

Glaxo Wellcome                         1,750,650      49,488

Heywood Williams Group                   249,576       1,064

Hillsdown Holdings                       675,300       2,022

John Laing (Class A)                     594,300       3,559

Kingfisher                             2,481,977      45,107

Ladbroke Group                         1,611,000       8,839

National Westminster Bank              4,683,173      93,689

Rank Group                             1,783,000      11,542

Reed International                     4,635,140      41,363

Rio Tinto                              1,216,960      17,506

Rolls Royce                              811,851       3,789

Safeway                                 2,136,200  12,738

Shell Transport & Trading              6,266,000      46,720

SmithKline Beecham                     5,650,230      67,434

Tesco                                  1,899,903      17,892

Tomkins                                 4,907,080  28,892

United News & Media                    1,758,620      23,857

Total United Kingdom (Cost $444,334)                 678,965

VENEZUELA  0.1%

Common Stocks  0.1%

Compania Anonima Nacional
Telefonos de Venezuela
(Class D) ADR (USD) *                     94,187       3,155

Total Venezuela (Cost $2,958)                          3,155

SHORT-TERM INVESTMENTS  4.5%

Money Market Funds  4.5%

Reserve Investment Fund,
5.65%                                   165,954,691  165,955

Total Short-Term
Investments (Cost $165,955)                          165,955

Total Investments in Securities
100.1% of Net Assets (Cost $2,871,327)             $3,653,566

Other Assets Less Liabilities                        (3,942)

NET ASSETS                                         $3,649,624

Net Assets Consist of:

Accumulated net investment income -
net of distributions                               $  23,244

Accumulated net realized gain/loss -
net of distributions                                (24,869)

Net unrealized gain (loss)                           782,046

Paid-in-capital applicable to 200,880,861
shares of $0.01 value capital stock out-
standing; 1,000,000,000 shares authorized          2,869,203

NET ASSETS                                         $3,649,624
                                                 ___________

NET ASSET VALUE PER SHARE                          $   18.17
                                                 ___________

*     Non-income producing
+ Securities contain some restrictions as to public resale-total of such securities at year-end amounts to 0.1% of net assets.
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers-total of such securities at year-end amounts to 0.2% of net assets.
ADR   American depository receipt
ADS   American depository share
GDR   Global depository receipt
GDS   Global depository share
USD   U.S. dollar
VVPR  Entitles holders to a reduced rate of foreign withholding tax.

The accompanying notes are an integral part of these financial statements.

Statement of Operations
Foreign Equity Fund
(Unaudited)
In thousands

                                                    6 Months
                                                       Ended
                                                     4/30/98

Investment Income

Income

     Dividend (net of foreign taxes of $ 4,010)    $  33,197
     Interest                                          3,345

     Total income                                     36,542

Expenses

     Investment management                            11,587
     Custody and accounting                              547
     Registration                                         87
     Shareholder servicing                                16
     Legal and audit                                      13
     Prospectus and shareholder reports                    5
     Directors                                             5
     Miscellaneous                                         7

     Total expenses                                   12,267

Net investment income                                 24,275

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
     Securities                                     (12,641)
     Foreign currency transactions                     (917)

     Net realized gain (loss)                       (13,558)
Change in net unrealized gain or loss
     Securities                                      454,421
     Other assets and liabilities
     denominated in foreign currencies                 (257)

     Change in net unrealized gain or loss           454,164

Net realized and unrealized gain (loss)              440,606

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS  $ 464,881
                                                 ___________

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
Foreign Equity Fund
(Unaudited)
In thousands

                                        6 Months        Year
                                           Ended       Ended
                                         4/30/98    10/31/97

Increase (Decrease) in Net Assets
Operations
   Net investment income                $ 24,275   $  40,579
   Net realized gain (loss)             (13,558)      87,538
   Change in net unrealized gain or loss 454,164      53,367

   Increase (decrease) in net assets
   from operations                       464,881     181,484

Distributions to shareholders
   Net investment income                (40,559)    (33,766)
   Net realized gain                    (92,704)    (26,079)

   Decrease in net assets from
   distributions                       (133,263)    (59,845)

Capital share transactions*
   Shares sold                           398,916   1,016,742
   Distributions reinvested              102,189      43,555
   Shares redeemed                     (342,954)   (344,550)

   Increase (decrease) in net assets from capital
   share transactions                    158,151     715,747

Net Assets

Increase (decrease) during period        489,769     837,386
Beginning of period                    3,159,855   2,322,469

End of period                           $3,649,624 $3,159,855
                                    ________________________

*Share information
   Shares sold                            23,541      60,358
   Distributions reinvested                6,463       2,750
   Shares redeemed                      (20,498)    (20,421)

   Increase (decrease) in shares outstanding9,506     42,687

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
Foreign Equity Fund
(Unaudited)

Note 1 - Significant Accounting Policies

Institutional International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Foreign Equity Fund (the fund), a diversified, open-end management investment company, is the sole portfolio currently established by the corporation and commenced operations on September 7, 1989.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

Investments in open-end mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.
For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Emerging Markets At April 30, 1998, the fund held investments in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $367,646,000 and $339,709,000, respectively, for the six months ended April 30, 1998.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

At April 30, 1998, the aggregate cost of investments for federal income tax and financial reporting purposes was $2,871,327,000, and net unrealized gain aggregated $782,239,000, of which $987,645,000 related to appreciated investments and $205,406,000 to depreciated investments.

Note 4 - Related Party Transactions

The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $2,111,000 was payable at April 30, 1998. The fee is computed daily and paid monthly, and is equal to 0.70% of average daily net assets.

In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $66,000 for the six months ended April 30, 1998, of which $12,000 was payable at period-end.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended April 30, 1998, totaled $3,312,000 and are reflected as interest income in the accompanying Statement of Operations.

During the six months ended April 30, 1998, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $58,607,000 with certain affiliates of the manager and paid commissions of $131,000 related thereto.